UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 29, 1997





                            NETWORK PERIPHERALS INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      0-23970                  77-0216135
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



    1371 McCarthy Boulevard, Milpitas, CA                           95035
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (408) 321-7300

              (Former name, former address and former fiscal year,
                          if changed since last report)






This report consists of 50 pages.

Item 2.  Acquisition or Disposition of Assets

               (a) Pursuant to the Purchase Agreement dated as of April 29, 1997 (the "Purchase Agreement"), by and among the registrant, Network Peripherals Inc., a Delaware corporation ("NPI"), the holders of all of the outstanding stock of NetVision Corporation, a Delaware corporation (the "Sellers") and Paul Lowell and Robert J. Zecha (the "NVC Agents"), the registrant acquired from the Sellers all of the issued and outstanding shares (the "Shares") of NetVision Corporation ("NVC"), and assumed certain payment obligations of NVC as set forth in the Agreement. Pursuant to the Agreement, the Sellers received a cash payment of $1.363 for each NVC share purchased by the Registrant, amounting to an aggregate cash payment of $5,000,000, of which $441,326.38 was deposited in an escrow account as security for certain of the Sellers' agreement to indemnify NPI for certain contingencies. The purchase price was paid in cash from the Company's working capital. The principle used to determine the amount of consideration was arms-length negotiation. Before the acquisition, there was no material relationship between NVC and the registrant or any of its affiliates, any director or officer of the registrant, or any associate of any such director or officer, except that Barry Rubenstein, a general partner of Applewood Associates, L.P., a Seller which owned approximately 21% of the outstanding stock of NVC, is also a principal of Seneca Ventures, which owns approximately 6% of the outstanding stock of NPI. NPI does not consider Seneca Ventures an affiliate of NPI.

               Before the acquisition, NVC was a privately-held company specializing in the development of Gigabit Ethernet products. NVC has continued as a wholly-owned subsidiary of the registrant subsequent to the closing of the Purchase Agreement, although its employees have become employees of NPI.

               The registrant considers the acquisition of the stock of NVC as a purchase of a business, as defined in Rule 11-01(d) of Regulation S-X.

Item 7.  Financial Statements and Exhibits.

             (a) Since NVC will not be a significant subsidiary of NPI as defined in Rule 1.02(w) of Regulation S-X, the acquisition of the Shares of NVC does not constitute a significant business combination as defined in Rule 11-01(b) of Regulation S-X; therefore no financial statements of NVC are required to be filed pursuant to Article 3 of Regulation S-X.

             (b) Since NVC will not be a significant subsidiary of NPI as defined in Rule 1.02
                                    (w) of Regulation  S-X, the  acquisition  of
                                    the  Shares  of NVC  does not  constitute  a
                                    significant  business combination as defined
                                    in  Rule   11-01(b)   of   Regulation   S-X;
                                    therefore no pro forma financial information is required to be filed pursuant to Article 11 of Regulation S-X.

             (c) The following exhibits are attached hereto and filed herewith:

                                    2.1     Form of Purchase  Agreement  between
                                            the registrant,  the Sellers and the
                                            NVC Agents.

                                    2.2     Press  release  dated April 30, 1997
                                            announcing the purchase.

                                   Signatures

                           Pursuant  to  the   requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 1997                               NETWORK PERIPHERALS, INC.



                                                 By: /s/ Robert O. Hersh
                                                    -----------------------
                                                    Robert O. Hersh
                                                    Chief Financial Officer

                            Network Peripherals, Inc.
                                  Exhibit Index
                                   to Form 8-K





Exhibit No.                      Description
-----------                      -----------

2.1                  Purchase Agreement by and among
                     the registrant, the Sellers and the NVC
                     Agents, dated as of April 29, 1997

2.2                  Press Release dated April 30, 1997 announcing the purchase